HORIZON ACTIVE INCOME FUND

Class	N	Shares	AIMNX
Class	I	Shares	AIRIX

Supplement dated February 21, 2014

to the statement of Additional Information, dated September 30, 2013 (“SAI”)

The table on page 31 of the SAI under the section titled “Investment Management and Other Services”, sub-section “Investment Adviser”, has been replaced with the following table:

The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to dividends on short sales, interest expense, underlying fund fees and expenses, extraordinary or non-recurring expenses at least until March 31, 2015, so that total annual operating expenses for the Fund does not exceed the limits stated below, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the below stated expense limits:

FUND SHARE CLASS	EXPENSE CAP	CONTRACTUAL PERIOD
Class I	0.99%	March 31, 2015
Class N	1.24%	March 31, 2015

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This Supplement, and the Prospectus and Statement of Additional Information, both dated September 30, 2013 provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated September 30, 2013 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-754-7932.